Exhibit 99.1
NewsRelease
For additional information, please contact US Airways Media Relations at 480-693-5729.

Contact:	Phil Gee
480/693-5729
FOR IMMEDIATE RELEASE
US AIRWAYS GROUP, INC. REPORTS OCTOBER TRAFFIC
     TEMPE, Ariz., Nov. 5, 2007 — US Airways Group, Inc. (NYSE: LCC) today reported October and year-to-date traffic results for 2007. Revenue passenger miles (RPMs) for the month were 4.9 billion, down 1.5 percent from October 2006. Capacity was 6.1 billion available seat miles (ASMs), down 5.5 percent from October 2006. Passenger load factor set a record for the month of October at 80.5 percent, up 3.3 points versus October 2006.
     “Our October consolidated (mainline and Express) passenger revenue per available seat mile (PRASM) was up between five and seven percent on a year-over-year basis. As we face record-high energy prices, we remain optimistic that the industry will maintain its level of capacity discipline going forward,” said US Airways President Scott Kirby.
     For the month of October 2007, US Airways’ mainline domestic on-time performance was 75.7 percent with a completion factor of 99.2 percent.
     The following summarizes US Airways Group’s traffic results for the month and year-to-date ended October 2007 and 2006, consisting of America West and US Airways mainline operated flights as well as US Airways Express operated flights consisting of wholly owned subsidiaries PSA Airlines and Piedmont Airlines.

US Airways Mainline (US Airways and America West combined)
OCTOBER

	2007	2006	% Change
Mainline Revenue Passenger Miles (000)
Domestic	3,980,894	4,096,955	(2.8)
Atlantic	706,018	653,214	8.1
Latin	190,136	198,947	(4.4)

Total Mainline Revenue Passenger Miles	4,877,048	4,949,116	(1.5)

Mainline Available Seat Miles (000)
Domestic	4,915,137	5,278,332	(6.9)
Atlantic	913,016	854,893	6.8
Latin	233,169	279,365	(16.5)

Total Mainline Available Seat Miles	6,061,322	6,412,590	(5.5)

Mainline Load Factor (%)
Domestic	81.0	77.6	3.4	pts
Atlantic	77.3	76.4	0.9	pts
Latin	81.5	71.2	10.3	pts

Total Mainline Load Factor	80.5	77.2	3.3	pts

Mainline Enplanements
Domestic	4,369,296	4,391,264	(0.5)
Atlantic	178,847	169,104	5.8
Latin	160,330	164,503	(2.5)

Total Mainline Enplanements	4,708,473	4,724,871	(0.3)
YEAR TO DATE

	2007	2006	% Change
Mainline Revenue Passenger Miles (000)
Domestic	41,743,820	41,491,778	0.6
Atlantic	6,979,048	6,136,315	13.7
Latin	3,260,650	3,379,453	(3.5)

Total Mainline Revenue Passenger Miles	51,983,518	51,007,546	1.9

Mainline Available Seat Miles (000)
Domestic	50,711,870	52,059,085	(2.6)
Atlantic	8,929,843	7,777,917	14.8
Latin	4,167,361	4,595,849	(9.3)

Total Mainline Available Seat Miles	63,809,074	64,432,851	(1.0)

Mainline Load Factor (%)
Domestic	82.3	79.7	2.6	pts
Atlantic	78.2	78.9	(0.7)	pts
Latin	78.2	73.5	4.7	pts

Total Mainline Load Factor	81.5	79.2	2.3	pts

Mainline Enplanements
Domestic	44,581,199	43,554,082	2.4
Atlantic	1,787,007	1,586,745	12.6
Latin	2,657,276	2,773,278	(4.2)

Total Mainline Enplanements	49,025,482	47,914,105	2.3

Notes:
1) Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.
2) Latin numbers include the Caribbean.

US Airways Express (Piedmont Airlines, PSA Airlines, US Airways MidAtlantic Division)
OCTOBER

	2007	2006	% Change
Express Revenue Passenger Miles (000)
Domestic	187,889	207,677	(9.5)

Express Available Seat Miles (000)
Domestic	271,837	310,655	(12.5)

Express Load Factor (%)
Domestic	69.1	66.9	2.2	pts

Express Enplanements
Domestic	694,250	719,271	(3.5)
YEAR TO DATE

	2007	2006	% Change
Express Revenue Passenger Miles (000)
Domestic	1,953,778	2,295,606	(14.9)

Express Available Seat Miles (000)
Domestic	2,783,323	3,351,356	(16.9)

Express Load Factor (%)
Domestic	70.2	68.5	1.7	pts

Express Enplanements
Domestic	6,975,098	7,435,232	(6.2)

Notes:
1) US Airways Express includes data for US Airways’ MidAtlantic division through May 27, 2006.
2) Canada is included in domestic results.

Consolidated US Airways Group, Inc.
OCTOBER

	2007	2006	% Change
Consolidated Revenue Passenger Miles (000)
Domestic	4,168,783	4,304,632	(3.2)
Atlantic	706,018	653,214	8.1
Latin	190,136	198,947	(4.4)

Total Consolidated Revenue Passenger Miles	5,064,937	5,156,793	(1.8)

Consolidated Available Seat Miles (000)
Domestic	5,186,974	5,588,987	(7.2)
Atlantic	913,016	854,893	6.8
Latin	233,169	279,365	(16.5)

Total Consolidated Available Seat Miles	6,333,159	6,723,245	(5.8)

Consolidated Load Factor (%)
Domestic	80.4	77.0	3.4	pts
Atlantic	77.3	76.4	0.9	pts
Latin	81.5	71.2	10.3	pts

Total Consolidated Load Factor	80.0	76.7	3.3	pts

Consolidated Enplanements
Domestic	5,063,546	5,110,535	(0.9)
Atlantic	178,847	169,104	5.8
Latin	160,330	164,503	(2.5)

Total Consolidated Enplanements	5,402,723	5,444,142	(0.8)
YEAR TO DATE

	2007	2006	% Change
Consolidated Revenue Passenger Miles (000)
Domestic	43,697,598	43,787,384	(0.2)
Atlantic	6,979,048	6,136,315	13.7
Latin	3,260,650	3,379,453	(3.5)

Total Consolidated Revenue Passenger Miles	53,937,296	53,303,152	1.2

Consolidated Available Seat Miles (000)
Domestic	53,495,193	55,410,441	(3.5)
Atlantic	8,929,843	7,777,917	14.8
Latin	4,167,361	4,595,849	(9.3)

Total Consolidated Available Seat Miles	66,592,397	67,784,207	(1.8)

Consolidated Load Factor (%)
Domestic	81.7	79.0	2.7	pts
Atlantic	78.2	78.9	(0.7)	pts
Latin	78.2	73.5	4.7	pts

Total Consolidated Load Factor	81.0	78.6	2.4	pts

Consolidated Enplanements
Domestic	51,556,297	50,989,314	1.1
Atlantic	1,787,007	1,586,745	12.6
Latin	2,657,276	2,773,278	(4.2)

Total Consolidated Enplanements	56,000,580	55,349,337	1.2

Notes:
1) Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.
2) Latin numbers include the Caribbean.

Other Notable Accomplishments
     US Airways is also providing a brief update on notable company accomplishments during the month of October:
•	Completed biannual Department of Defense (DOD) audit required of all commercial carriers that provide transportation for military and DOD personnel. The audit confirmed that US Airways meets or exceeds all requirements established in 12 operations and maintenance areas.

•	Announced third quarter profit of $177 million, or $1.87 per share, and accrued $55 million year-to-date for the airline’s annual employee profit sharing program.

•	Released plans to file for proposed Charlotte, N.C. — Bogota, Colombia service when the Department of Transportation formally commences the application process. The proposed route will be US Airways’ first service to South America.
     US Airways is the fifth largest domestic airline employing more than 36,000 aviation professionals worldwide. US Airways, US Airways Shuttle and US Airways Express operate approximately 3,700 flights per day and serve more than 230 communities in the U.S., Canada, Europe, the Caribbean and Latin America. The new US Airways — the product of a merger between America West and US Airways in September 2005 — is a member of the Star Alliance network, which offers our customers 16,000 daily flights to 855 destinations in 155 countries worldwide. This press release and additional information on US Airways can be found at www.usairways.com. (LCCT)
Forward Looking Statements
Certain of the statements contained herein should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “indicate,” “anticipate,” “believe,” “forecast,” “estimate,” “plan,” “guidance,” “outlook,” “could,” “should,” “continue” and similar terms used in connection with statements regarding the outlook of US Airways Group, Inc. (the “Company”). Such statements include, but are not limited to, statements about expected fuel costs, the revenue and pricing environment, the Company’s expected financial performance and operations, future financing plans and needs, overall economic conditions and the benefits of the business combination transaction involving America West Holdings Corporation and US Airways Group, including future financial and operating results and the combined companies’ plans, objectives, expectations and intentions. Other forward-looking statements that do not relate solely to historical facts include, without limitation, statements that discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from the Company’s expectations. Such risks and uncertainties include, but are not limited to, the following: the impact of high fuel costs, significant disruptions in the supply of aircraft fuel and further significant increases to fuel prices; our high level of fixed obligations and our ability to obtain and maintain financing for operations and other purposes; our ability to achieve the synergies anticipated as a result of the merger and to achieve those synergies in a timely manner; our ability to integrate the management, operations and labor groups of US Airways Group and America West Holdings; labor costs and relations with unionized employees generally and the impact and outcome of labor negotiations; the impact of global instability, including the current instability in the Middle East, the continuing impact of the military presence in Iraq and Afghanistan and the terrorist attacks of September 11, 2001 and the potential impact of future hostilities, terrorist attacks, infectious disease outbreaks or other global events that affect travel behavior; reliance on automated systems and the impact of any failure or disruption of these systems; the impact of future significant operating losses; changes in prevailing interest rates; our ability to obtain and maintain commercially reasonable terms with vendors and service providers and our reliance on those vendors and service providers; security-related and insurance costs; changes in government legislation and regulation; our ability to use pre-merger NOLs and certain other tax attributes; competitive practices in the industry, including significant fare restructuring activities, capacity reductions and in court or out of court restructuring by major airlines; continued existence of prepetition liabilities; interruptions or disruptions in service at one or more of our hub airports; weather conditions; our ability to obtain and maintain any necessary financing for operations and other purposes; our ability to maintain adequate liquidity; our ability to maintain contracts that are critical to our operations; our ability to operate pursuant to the terms of our financing facilities (particularly the financial covenants); our ability to attract and retain customers; the cyclical nature of the airline industry; our ability to attract and retain qualified personnel; economic conditions; and other risks and uncertainties listed from time to time in our reports to the Securities and Exchange Commission. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. All forward-looking statements are based on information currently available to the Company. The Company assumes no obligation to publicly update or revise any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates. Additional factors that may affect the future results of the Company are set forth in the section entitled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2007, which is available at www.usairways.com.
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